Villere Balanced Fund ticker: villx
Summary Prospectus | December 31, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.villere.com/how_to_invest.html.  You may also obtain this information at no cost by calling (866) 209-1129.  The Fund’s Prospectus and Statement of Additional Information, both dated December 31, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Villere Balanced Fund (the “Fund”) seeks to achieve long-term capital growth consistent with preservation of capital and balanced by current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%
Distribution and Service (12b-1) Fee	None
Other Expenses(1)	0.37%
Total Annual Fund Operating Expenses(1)	1.12%

(1)
“Other Expenses” includes Acquired Fund Fees and Expenses (“AFFE”), which are indirect fees and expenses that funds incur from investing in the shares of other mutual funds.  The Total Annual Fund Operating Expenses for the Fund in the table above differs from the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of the statutory prospectus because the audited information in the “Financial Highlights” reflects the operating expenses and does not include indirect expenses such as AFFE.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	$114
Three Years	$356
Five Years	$617
Ten Years	$1,363

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund pursues its investment objective by principally investing in a combination of common stocks of domestic companies with a minimum market capitalization of $150 million at the time of purchase, as well as high quality fixed-income obligations (i.e., U.S. government and corporate bonds, notes and bills).  The Fund invests 60% to 70% of its assets in equity securities selected primarily for their growth potential and 30% to 40% of its assets in equity and fixed-income securities selected primarily for their income potential.

In selecting investments, the Adviser places a greater emphasis on the income component of the Fund’s portfolio than might be the case for a traditional equity fund.  Under normal market conditions, the Fund will invest at least 25% of its assets in fixed-income securities.  Fixed-income securities will primarily be investment grade, with maturities generally ranging from three to ten years, with an average maturity of approximately four years.  The Fund may also invest up to 10% in domestic high yield debt or “junk bonds” (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by S&P or lower than Baa3 by Moody’s).

A stock will be considered for sale by the Fund when its price-to-earnings ratio substantially exceeds its growth rate or when other factors indicate to the Adviser that its competitive advantage is lost.  The Adviser may sell a fixed-income security when there is perceived deterioration in the credit fundamentals of the issuer or if the Adviser believes it would be appropriate to do so in order to readjust the duration of the Fund’s investment portfolio.  Sales may also be made when consecutive quarterly disappointments occur such as the company not meeting the Adviser’s goals in revenue, earnings or cash flow.

Principal Risks of Investing in the Fund
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  The following are the principal risks that could affect the value of your investment:

•
General Market Risk:  The market price of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•	Management Risk: The Adviser may fail to implement the Fund’s investment strategies and meet its investment objective.

•
Interest and Credit Risk of Fixed-Income Securities:  Interest rates may rise, resulting in a decrease in the value of the securities held by the Fund, or may fall resulting in an increase in the value of such securities.  Also, fixed-income securities with longer maturities generally entail greater risk than those with shorter maturities.  Issuers of fixed-income securities might be unable to make principal and interest payments when due.

•
Small- and Medium-Sized Companies Risk:  Investing in securities of smaller companies including micro-cap, small-cap, medium-cap and less seasoned companies often involve greater volatility than investing in larger, more established companies and these securities may be less liquid than other securities.

•
High Yield (“Junk Bond”) Risk:  The value of fixed income securities held by the Fund that are rated below investment grade are subject to additional risk factors such as increased possibility of default, decreased liquidity of the security and changes in value based on public perception of the issuer.

Performance
The following performance information provides some indication of the risks of investing in the Fund.  The bar chart below illustrates how the Fund’s total returns have varied from year to year.  The table below illustrates how the Fund’s average annual total returns for the 1-year, 5-year and 10-year periods compare with that of a broad-based securities index and additional indices provided to offer a broader market perspective.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.villere.com.

Calendar Year Total Return*

* The Fund’s year-to-date return as of the most recent calendar quarter ended September 30, 2011 was -1.00%.

During the period shown in the bar chart, the Fund’s highest quarterly return was 22.54% for the quarter ended June 30, 2009, and the lowest quarterly return was -20.01% for the quarter ended December 31, 2008.

Average Annual Total Returns as of December 31, 2010
	One Year	Five Years	Ten Years
Return Before Taxes	21.16%	4.47%	5.53%
Return After Taxes on Distributions	20.90%	3.98%	5.13%
Return After Taxes on Distributions and Sale of Fund Shares	13.94%	3.68%	4.70%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%
Lipper Balanced Fund Index (reflects no deduction for taxes)	11.90%	3.91%	3.71%
Barclays Capital Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses or taxes)	5.89%	5.53%	5.51%
S&P 500® Index (65%)/Barclays Capital Intermediate Government/Credit Bond Index (35%) (reflects no deduction for fees, expenses or taxes)	12.27%	3.80%	3.19%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

Investment Adviser	Portfolio Manager
St. Denis J. Villere & Company, LLC	George V. Young, Member of the Adviser Managed the Fund since inception (1999)

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Villere Balanced Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at (866) 209-1129, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown in the table below.

	To Open Your Account	To Add to Your Account
Regular Accounts	$2,000	$500
Retirement or Tax-Deferred Account	$2,000	$500
Automatic Investment Plan	$2,000	$100

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.